Exhibit 4.2

OFFICERS’ CERTIFICATE

The undersigned, McKesson Corporation, a Delaware corporation (the “Company”), hereby certifies through Nicholas A. Loiacono, its Vice President and Treasurer, and James A. Beer, Executive Vice President and Chief Financial Officer, pursuant to Sections 2.1, 2.3 and 11.5 of the Indenture, dated as of December 4, 2012 (the “Indenture”), by and between the Company, as Issuer, and Wells Fargo Bank, National Association, as Trustee, as follows:

1. The form and terms of the Floating Rate Notes due 2015 (the “Floating Rate Notes”), as set forth on Annex A attached hereto, the form and terms of the 1.292% Notes due 2017 (the “2017 Notes”), as set forth on Annex B attached hereto, the form and terms of the 2.284% Notes due 2019 (the “2019 Notes”), as set forth on Annex C attached hereto, the form and terms of the 3.796% Notes due 2024 (the “2024 Notes”), as set forth on Annex D attached hereto, and the form and terms of the 4.883% Notes due 2044 (the “2044 Notes”), as set forth on Annex E attached hereto, have been established pursuant to Sections 2.1 and 2.3 of the Indenture and comply with the Indenture.

2. The undersigned has read the Indenture.

3. The statements made in this certificate are based upon an examination of the Floating Rate Notes, the 2017 Notes, the 2019 Notes, the 2024 Notes and the 2044 Notes under the Indenture, upon an examination of and familiarity with the Indenture, upon my general knowledge of and familiarity with the operations of the Company and upon the performance of my duties as an officer of the Company.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the covenants and conditions provided for in the Indenture relating to the issuance and authentication of the Floating Rate Notes, the 2017 Notes, the 2019 Notes, the 2024 Notes and the 2044 Notes have been complied with.

5. In the opinion of the undersigned, with respect to the foregoing, the covenants and conditions provided for in the Indenture relating to the issuance and authentication of the Floating Rate Notes, the 2017 Notes, the 2019 Notes, the 2024 Notes and the 2044 Notes have been complied with.

Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed by its duly authorized officers as of this 10th day of March, 2014.

McKESSON CORPORATION

By:	/s/ Nicholas A. Loiacono
	Name:	Nicholas A. Loiacono
	Title:	Vice President and Treasurer

By:	/s/ James A. Beer
	Name:	James A. Beer
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Officers’ Certificate under the Indenture]

ANNEX A

Pursuant to Section 2.3 of the Indenture, dated as of December 4, 2012 (the “Indenture”), between McKesson Corporation, a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “Floating Rate Notes due 2015” (the “Floating Rate Notes”).

2.	Initial Aggregate Principal Amount. The Floating Rate Notes shall be limited in initial aggregate principal amount to $400,000,000 (except for Floating Rate Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Floating Rate Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The Floating Rate Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the Floating Rate Notes is payable is September 10, 2015.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each Floating Rate Note shall bear interest at a variable rate. The interest rate for the Floating Rate Notes for a particular interest period shall be a per annum rate equal to LIBOR as determined on the applicable interest determination date (as defined below) by the calculation agent appointed by the Issuer, which initially shall be the Trustee, plus 0.40%.

Interest on the Floating Rate Notes shall be payable quarterly on March 10, June 10, September 10 and December 10 of each year, commencing on June 10, 2014. An interest period is the period commencing on an interest payment date for the Floating Rate Notes (or, in the case of the initial interest period, commencing on March 10, 2014) to, but excluding, the next succeeding interest payment date for the Floating Rate Notes, and in the case of the last such period, from and including the interest payment date immediately preceding the maturity date for the Floating Rate Notes to but not including such maturity date. The initial interest period is March 10, 2014 through June 9, 2014. The interest on the Floating Rate Notes shall be reset on the first day of each interest period other than the initial interest period (each, an “interest reset date”). The interest determination date for an interest period shall be the second London business day preceding such interest period (the “interest determination date”). The interest determination date for the initial interest period shall be March 6, 2014. Interest shall be paid on each interest payment date for the Floating Rate Notes to the persons in whose names the Floating Rate Notes are registered at the close of business on the business day preceding the interest payment date. However, interest that the Issuer pays on the maturity date for the Floating Rate Notes shall be payable to the person to whom the principal will be payable. Interest on the Floating Rate Notes shall be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

If an interest payment date for the Floating Rate Notes, other than the maturity date for the Floating Rate Notes, falls on a day that is not a business day, that interest payment date shall be postponed to the next day that is a business day, and no interest on such payment shall accrue for the period from and after the interest payment date. If the maturity date of the Floating Rate Notes falls on a day that is not a business day, the payment of interest and principal shall be made on the next succeeding business day, and no interest on such payment shall accrue for the period from and after the maturity date. With respect to the Floating Rate Notes, “business day” is any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions in the place of payment are authorized or obligated by law or executive order to be closed that is also a London business day. A “London business day” is any day on which dealings in U.S. dollars are transacted in the London interbank market.

“LIBOR” shall be determined by the calculation agent in accordance with the following provisions:

(1) With respect to any interest determination date, LIBOR shall be the rate for deposits in U.S. dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Bloomberg L.P. (or any successor service) on the BBAM Page (or any other page as may replace such page on such service) as of 11:00 a.m., London time, on such interest determination date. If no rate appears, then LIBOR, in respect of that interest determination date, shall be determined in accordance with the provisions described in (2) below.

(2) With respect to an interest determination date on which no rate appears on Bloomberg L.P. on the BBAM Page, as specified in (1) above, the calculation agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the calculation agent (after consultation with the Issuer), to provide the calculation agent with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that interest determination date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that interest determination date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the interest determination date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the interest determination date by three major banks in the City of New York selected by the calculation agent for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; provided that if the banks selected by the calculation agent are not providing quotations in the manner described by this sentence, LIBOR shall be the same as the rate determined for the immediately preceding interest reset date or if there is no immediately preceding interest reset date, LIBOR shall be the same as the rate determined for the initial interest period.

“Bloomberg L.P. BBAM Page” means the display designated on page “BBAM” on Bloomberg L.P. (or such other page as may replace such page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on the Floating Rate Notes shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

The calculation agent will, upon the written request of any holder of the Floating Rate Notes, provide the interest rate then in effect with respect to the Floating Rate Notes. All calculations made by the calculation agent in the absence of manifest error shall be conclusive for all purposes and binding on the Issuer and the holders of the Floating Rate Notes.

6.	Place of Payment. Principal of, premium, if any, and interest on the Floating Rate Notes shall be payable, and the transfer of the Floating Rate Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the Floating Rate Notes register; provided, however, that while any Floating Rate Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the Floating Rate Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.	Optional Redemption. The Floating Rate Notes are not redeemable.

8.

Change of Control. If a Change of Control Triggering Event (as defined below) occurs, holders of the Floating Rate Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their Floating Rate Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Floating Rate Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of Floating Rate Notes repurchased plus accrued and unpaid interest, if any, on the Floating Rate Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the Floating Rate Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Floating Rate Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Floating Rate Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the Floating Rate Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Floating Rate Note equal in principal amount to any unrepurchased portion of any Floating Rate Notes surrendered; provided, that each new Floating Rate Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all Floating Rate Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any Floating Rate Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all Floating Rate Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Floating Rate Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Floating Rate Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Floating Rate Notes or portions of Floating Rate Notes being repurchased.

“Below Investment Grade Rating Event” means the Floating Rate Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Floating Rate Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the Floating Rate Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Floating Rate Notes or fails to make a rating of the Floating Rate Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3 (a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.	Mandatory Redemption. The Floating Rate Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The Floating Rate Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Amount Payable Upon Acceleration. The principal of the Floating Rate Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

12.	Payment Currency. Principal and interest on the Floating Rate Notes shall not be payable in a currency other than Dollars.

13.	Payment Currency - Election. The principal of and interest on the Floating Rate Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency - Index. The principal of and interest on the Floating Rate Notes shall not be determined with reference to an index based on a coin or currency.

15.	Registered Securities. The Floating Rate Notes shall be issued only as Registered Securities. The Floating Rate Notes shall be issuable as Registered Global Securities.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the Floating Rate Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the Floating Rate Notes in definitive form.

18.	Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the calculation agent, the registrar and the paying agent for the Floating Rate Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the Floating Rate Notes.

19.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the Floating Rate Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the Floating Rate Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the Floating Rate Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the Floating Rate Notes by a lien ranking equally to and ratably with (or, at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker’s compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the Floating Rate Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the Floating Rate Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the Floating Rate Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.

The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.

The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its

Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.

The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.

20.	Conversion and Exchange. The Floating Rate Notes shall not be convertible into or exchangeable for any other security.

21.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the Floating Rate Notes, create and issue additional notes with the same terms as the Floating Rate Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the Floating Rate Notes.

22.	Other Terms. The Floating Rate Notes shall have the other terms and shall be substantially in the form set forth in the form of the Floating Rate Notes attached hereto as Annex A-1. In case of any conflict between this Annex A and the Floating Rate Notes, the form of the Floating Rate Notes shall control.

Capitalized terms used but not otherwise defined in this Annex A shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX A-1

[FORM OF FLOATING RATE NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R – A1	CUSIP NO. 581557 BA2 ISIN NO. US581557BA29

McKESSON CORPORATION

FLOATING RATE NOTES DUE SEPTEMBER 10, 2015

McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] Dollars ($[        ]) on September 10, 2015 and to pay interest on said principal sum from March 10, 2014, or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly in arrears on March 10, June 10, September 10 and December 10 (each such date, an “Interest Payment Date”) of each year, commencing on June 10, 2014, at the interest rate described below.

This Note shall bear interest at a variable rate. The interest rate for this Note for a particular interest period shall be a per annum rate equal to LIBOR as determined on the applicable interest determination date (as defined below) by the calculation agent appointed by the Issuer, which initially shall be the Trustee, plus 0.40%.

An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial interest period, commencing on March 10, 2014) to, but excluding, the next succeeding Interest Payment Date, and in the case of the last such period, from and including the Interest Payment Date immediately preceding the maturity date for this Note to but not including such maturity date. The initial interest period is March 10, 2014 through June 9, 2014. The interest on this Note shall be reset on the first day of each interest period other than the initial interest period (each, an “interest reset date”). The interest determination date for an interest period shall be the second London business day preceding such interest period (the “interest determination date”). The interest determination date for the initial interest period shall be March 6, 2014. Interest shall be paid on each Interest Payment Date to the persons in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the business day preceding the Interest Payment Date. However, interest that the Issuer pays on the maturity date for this Note shall be

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payable to the person to whom the principal will be payable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

Interest on this Note shall be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

If an Interest Payment Date, other than the maturity date for this Note, falls on a day that is not a business day, that Interest Payment Date shall be postponed to the next day that is a business day, and no interest on such payment shall accrue for the period from and after the Interest Payment Date. If the maturity date of this Note falls on a day that is not a business day, the payment of interest and principal shall be made on the next succeeding business day, and no interest on such payment shall accrue for the period from and after the maturity date.

With respect to this Note, “business day” is any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions in the place of payment are authorized or obligated by law or executive order to be closed that is also a London business day. A “London business day” is any day on which dealings in U.S. dollars are transacted in the London interbank market.

“LIBOR” shall be determined by the calculation agent in accordance with the following provisions:

(1) With respect to any interest determination date, LIBOR shall be the rate for deposits in U.S. dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Bloomberg L.P. (or any successor service) on the BBAM Page (or any other page as may replace such page on such service) as of 11:00 a.m., London time, on such interest determination date. If no rate appears, then LIBOR, in respect of that interest determination date, shall be determined in accordance with the provisions described in (2) below.

(2) With respect to an interest determination date on which no rate appears on Bloomberg L.P. on the BBAM Page, as specified in (1) above, the calculation agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the calculation agent (after consultation with the Issuer), to provide the calculation agent with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that interest determination date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that interest determination date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the interest

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determination date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the City of New York, on the interest determination date by three major banks in the City of New York selected by the calculation agent for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; provided that if the banks selected by the calculation agent are not providing quotations in the manner described by this sentence, LIBOR shall be the same as the rate determined for the immediately preceding interest reset date or if there is no immediately preceding interest reset date, LIBOR shall be the same as the rate determined for the initial interest period.

“Bloomberg L.P. BBAM Page” means the display designated on page “BBAM” on Bloomberg L.P. (or such other page as may replace such page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

The interest rate on this Note shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

The calculation agent will, upon the written request of any holder of this Note, provide the interest rate then in effect with respect to this Note. All calculations made by the calculation agent in the absence of manifest error shall be conclusive for all purposes and binding on the Issuer and the holder of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

McKESSON CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its Floating Rate Notes due September 10, 2015 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of December 4, 2012 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

This Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

If a Change of Control Triggering Event (as defined below) occurs, holders of the Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of

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Control Offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent no later than 11:00 a.m. New York City time an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of this Security; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

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“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the notes or fails to make a rating of the notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for

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registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX B

Pursuant to Section 2.3 of the Indenture, dated as of December 4, 2012 (the “Indenture”), between McKesson Corporation, a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “1.292% Notes due 2017” (the “2017 Notes”).

2.	Initial Aggregate Principal Amount. The 2017 Notes shall be limited in initial aggregate principal amount to $700,000,000 (except for 2017 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2017 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2017 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2017 Notes is payable is March 10, 2017.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2017 Note shall bear interest from March 10, 2014 at 1.292% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on March 10 and September 10 of each year, commencing on September 10, 2014, to the persons in whose names the 2017 Notes are registered at the close of business on the immediately preceding February 24 and August 27, respectively. Interest on the 2017 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 10, 2014. Interest on the 2017 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2017 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2017 Notes shall be payable, and the transfer of the 2017 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2017 Notes register; provided, however, that while any 2017 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2017 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. The 2017 Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2017 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2017 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the 2017 Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2017 Notes or portions thereof called for redemption. If less than all of the 2017 Notes are to be redeemed, the 2017 Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2017 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2017 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee and confirmed by the Issuer in an Officer’s Certificate, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.	Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2017 Notes in whole as described above, holders of the 2017 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2017 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any 2017 Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2017 Notes repurchased plus accrued and unpaid interest, if any, on the 2017 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the 2017 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2017 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2017 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the 2017 Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new 2017 Note equal in principal amount to any unrepurchased portion of any 2017 Notes surrendered; provided, that each new 2017 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2017 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2017 Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all 2017 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all 2017 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2017 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2017 Notes or portions of 2017 Notes being repurchased.

“Below Investment Grade Rating Event” means the 2017 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2017 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2017 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the 2017 Notes or fails to make a rating of the 2017 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3 (a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.	Mandatory Redemption. The 2017 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2017 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Amount Payable Upon Acceleration. The principal of the 2017 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

12.	Payment Currency. Principal and interest on the 2017 Notes shall be payable in Dollars.

13.	Payment Currency - Election. The principal of and interest on the 2017 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency - Index. The principal of and interest on the 2017 Notes shall not be determined with reference to an index based on a coin or currency.

15.	Registered Securities. The 2017 Notes shall be issued only as Registered Securities. The 2017 Notes shall be issuable as Registered Global Securities.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2017 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2017 Notes in definitive form.

18.	Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2017 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2017 Notes.

19.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2017 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2017 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2017 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2017 Notes by a lien ranking equally to and ratably with (or, at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker’s compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2017 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2017 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2017 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.

The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.

The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.

The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.

20.	Conversion and Exchange. The 2017 Notes shall not be convertible into or exchangeable for any other security.

21.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2017 Notes, create and issue additional notes with the same terms as the 2017 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2017 Notes.

22.	Other Terms. The 2017 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2017 Notes attached hereto as Annex B-1. In case of any conflict between this Annex B and the 2017 Notes, the form of the 2017 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex B shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX B-1

[FORM OF 2017 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R – A1	CUSIP NO. 581557 BB0 ISIN NO. US581557BB02

McKESSON CORPORATION

1.292% NOTES DUE MARCH 10, 2017

McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] Dollars ($[        ]) on March 10, 2017 and to pay interest on said principal sum from March 10, 2014, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on March 10 and September 10 (each such date, an “Interest Payment Date”) of each year commencing on September 10, 2014, at the rate of 1.292% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding February 24 and August 27 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the

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Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

McKESSON CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 1.292% Notes due March 10, 2017 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of December 4, 2012 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

The Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in each case, accrued interest thereon to the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the Notes will receive written notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman, Sachs & Co. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the

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foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee and confirmed by the Issuer in an Officer’s Certificate, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, holders of the Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

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On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent no later than 11:00 a.m. New York City time an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of this Security; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

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“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the notes or fails to make a rating of the notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

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No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

B-1-9

ANNEX C

Pursuant to Section 2.3 of the Indenture, dated as of December 4, 2012 (the “Indenture”), between McKesson Corporation, a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “2.284% Notes due 2019” (the “2019 Notes”).

2.	Initial Aggregate Principal Amount. The 2019 Notes shall be limited in initial aggregate principal amount to $1,100,000,000 (except for 2019 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2019 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2019 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2019 Notes is payable is March 15, 2019.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2019 Note shall bear interest from March 10, 2014 at 2.284% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 2014, to the persons in whose names the 2019 Notes are registered at the close of business on the immediately preceding March 1 and September 1, respectively. Interest on the 2019 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 10, 2014. Interest on the 2019 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2019 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2019 Notes shall be payable, and the transfer of the 2019 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2019 Notes register; provided, however, that while any 2019 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2019 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. The 2019 Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2019 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2019 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the 2019 Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2019 Notes or portions thereof called for redemption. If less than all of the 2019 Notes are to be redeemed, the 2019 Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2019 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2019 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee and confirmed by the Issuer in an Officer’s Certificate, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.	Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2019 Notes in whole as described above, holders of the 2019 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2019 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any 2019 Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2019 Notes repurchased plus accrued and unpaid interest, if any, on the 2019 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the 2019 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2019 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2019 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the 2019 Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new 2019 Note equal in principal amount to any unrepurchased portion of any 2019 Notes surrendered; provided, that each new 2019 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2019 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2019 Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all 2019 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all 2019 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2019 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2019 Notes or portions of 2019 Notes being repurchased.

“Below Investment Grade Rating Event” means the 2019 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2019 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2019 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the 2019 Notes or fails to make a rating of the 2019 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3 (a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.	Mandatory Redemption. The 2019 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2019 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Amount Payable Upon Acceleration. The principal of the 2019 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

12.	Payment Currency. Principal and interest on the 2019 Notes shall be payable in Dollars.

13.	Payment Currency - Election. The principal of and interest on the 2019 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency - Index. The principal of and interest on the 2019 Notes shall not be determined with reference to an index based on a coin or currency.

15.	Registered Securities. The 2019 Notes shall be issued only as Registered Securities. The 2019 Notes shall be issuable as Registered Global Securities.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2019 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2019 Notes in definitive form.

18.	Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2019 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2019 Notes.

19.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2019 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2019 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2019 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2019 Notes by a lien ranking equally to and ratably with (or, at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker’s compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2019 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2019 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2019 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.

The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.

The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.

The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.

20.	Conversion and Exchange. The 2019 Notes shall not be convertible into or exchangeable for any other security.

21.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2019 Notes, create and issue additional notes with the same terms as the 2019 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2019 Notes.

22.	Other Terms. The 2019 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2019 Notes attached hereto as Annex C-1. In case of any conflict between this Annex C and the 2019 Notes, the form of the 2019 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex C shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX C-1

[FORM OF 2019 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R – A1	CUSIP NO. 581557 BD6 ISIN NO. US581557BD67

McKESSON CORPORATION

2.284% NOTES DUE MARCH 15, 2019

McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] Dollars ($[        ]) on March 15, 2019 and to pay interest on said principal sum from March 10, 2014, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 (each such date, an “Interest Payment Date”) of each year commencing on September 15, 2014, at the rate of 2.284% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding March 1 and September 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the

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Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

McKESSON CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 2.284% Notes due March 15, 2019 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of December 4, 2012 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

The Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued interest thereon to the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the Notes will receive written notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman, Sachs & Co. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the

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foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee and confirmed by the Issuer in an Officer’s Certificate, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, holders of the Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

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On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent no later than 11:00 a.m. New York City time an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of this Security; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

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“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the notes or fails to make a rating of the notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

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No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX D

Pursuant to Section 2.3 of the Indenture, dated as of December 4, 2012 (the “Indenture”), between McKesson Corporation, a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “3.796% Notes due 2024” (the “2024 Notes”).

2.	Initial Aggregate Principal Amount. The 2024 Notes shall be limited in initial aggregate principal amount to $1,100,000,000 (except for 2024 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2024 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2024 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2024 Notes is payable is March 15, 2024.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2024 Note shall bear interest from March 10, 2014 at 3.796% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 2014, to the persons in whose names the 2024 Notes are registered at the close of business on the immediately preceding March 1 and September 1, respectively. Interest on the 2024 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 10, 2014. Interest on the 2024 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2024 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2024 Notes shall be payable, and the transfer of the 2024 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2024 Notes register; provided, however, that while any 2024 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2024 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. The 2024 Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the 2024 Notes are redeemed on or after December 15, 2023, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2024 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2024 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the 2024 Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2024 Notes or portions thereof called for redemption. If less than all of the 2024 Notes are to be redeemed, the 2024 Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2024 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2024 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee and confirmed by the Issuer in an Officer’s Certificate, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.	Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2024 Notes in whole as described above, holders of the 2024 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2024 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any 2024 Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2024 Notes repurchased plus accrued and unpaid interest, if any, on the 2024 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the 2024 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2024 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2024 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the 2024 Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new 2024 Note equal in principal amount to any unrepurchased portion of any 2024 Notes surrendered; provided, that each new 2024 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2024 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2024 Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all 2024 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all 2024 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2024 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2024 Notes or portions of 2024 Notes being repurchased.

“Below Investment Grade Rating Event” means the 2024 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2024 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2024 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the 2024 Notes or fails to make a rating of the 2024 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3 (a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.	Mandatory Redemption. The 2024 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2024 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Amount Payable Upon Acceleration. The principal of the 2024 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

12.	Payment Currency. Principal and interest on the 2024 Notes shall be payable in Dollars.

13.	Payment Currency - Election. The principal of and interest on the 2024 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency - Index. The principal of and interest on the 2024 Notes shall not be determined with reference to an index based on a coin or currency.

15.	Registered Securities. The 2024 Notes shall be issued only as Registered Securities. The 2024 Notes shall be issuable as Registered Global Securities.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2024 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2024 Notes in definitive form.

18.	Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2024 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2024 Notes.

19.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2024 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2024 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2024 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2024 Notes by a lien ranking equally to and ratably with (or, at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker’s compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2024 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2024 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2024 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.

The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.

The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.

The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.

20.	Conversion and Exchange. The 2024 Notes shall not be convertible into or exchangeable for any other security.

21.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2024 Notes, create and issue additional notes with the same terms as the 2024 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2024 Notes.

22.	Other Terms. The 2024 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2024 Notes attached hereto as Annex D-1. In case of any conflict between this Annex D and the 2024 Notes, the form of the 2024 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex D shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX D-1

[FORM OF 2024 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R – A1	CUSIP NO. 581557 BE4
ISIN NO. US581557BE41

McKESSON CORPORATION

3.796% NOTES DUE MARCH 15, 2024

McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] Dollars ($[        ]) on March 15, 2024 and to pay interest on said principal sum from March 10, 2014, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 (each such date, an “Interest Payment Date”) of each year commencing on September 15, 2014 at the rate of 3.796% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding March 1 and September 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the

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Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

McKESSON CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 3.796% Notes due March 15, 2024 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of December 4, 2012 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

The Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the Notes are redeemed on or after December 15, 2023, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the Notes will receive written notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

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“Reference Treasury Dealer” means (i) Goldman, Sachs & Co. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee and confirmed by the Issuer in an Officer’s Certificate, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, holders of the Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

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On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent no later than 11:00 a.m. New York City time an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of this Security; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

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“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the notes or fails to make a rating of the notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form

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satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX E

Pursuant to Section 2.3 of the Indenture, dated as of December 4, 2012 (the “Indenture”), between McKesson Corporation, a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “4.883% Notes due 2044” (the “2044 Notes”).

2.	Initial Aggregate Principal Amount. The 2044 Notes shall be limited in initial aggregate principal amount to $800,000,000 (except for 2044 Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2044 Notes pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3 of the Indenture).

3.	Currency Denomination. The 2044 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2044 Notes is payable is March 15, 2044.

5.	Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2044 Note shall bear interest from March 10, 2014 at 4.883% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 2014, to the persons in whose names the 2044 Notes are registered at the close of business on the immediately preceding March 1 and September 1, respectively. Interest on the 2044 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 10, 2014. Interest on the 2044 Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2044 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay).

6.	Place of Payment. Principal of, premium, if any, and interest on the 2044 Notes shall be payable, and the transfer of the 2044 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in Minneapolis, Minnesota, except that, at the option of the Issuer, interest may be paid by mailing a check to the address of the person entitled thereto as it appears on the 2044 Notes register; provided, however, that while any 2044 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2044 Notes may be made by wire transfer to the account of the Depositary or its nominee.

7.

Optional Redemption. The 2044 Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the 2044 Notes are redeemed on or after September 15, 2043, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption; provided that the principal amount of any 2044 Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on 2044 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the 2044 Notes to be redeemed will receive notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2044 Notes or portions thereof called for redemption. If less than all of the 2044 Notes are to be redeemed, the 2044 Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the 2044 Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2044 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee and confirmed by the Issuer in an Officer’s Certificate, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.	Change of Control. If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the 2044 Notes in whole as described above, holders of the 2044 Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their 2044 Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any 2044 Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of 2044 Notes repurchased plus accrued and unpaid interest, if any, on the 2044 Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the 2044 Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the 2044 Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the 2044 Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the 2044 Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new 2044 Note equal in principal amount to any unrepurchased portion of any 2044 Notes surrendered; provided, that each new 2044 Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all 2044 Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any 2044 Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all 2044 Notes or portions thereof properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent an amount equal to the Change of Control Payment in respect of all 2044 Notes or portions thereof properly tendered; and (iii) deliver or cause to be delivered to the Trustee the 2044 Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of 2044 Notes or portions of 2044 Notes being repurchased.

“Below Investment Grade Rating Event” means the 2044 Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2044 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of the 2044 Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the 2044 Notes or fails to make a rating of the 2044 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3 (a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.	Mandatory Redemption. The 2044 Notes are not mandatorily redeemable and are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2044 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.	Amount Payable Upon Acceleration. The principal of the 2044 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture.

12.	Payment Currency. Principal and interest on the 2044 Notes shall be payable in Dollars.

13.	Payment Currency - Election. The principal of and interest on the 2044 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency - Index. The principal of and interest on the 2044 Notes shall not be determined with reference to an index based on a coin or currency.

15.	Registered Securities. The 2044 Notes shall be issued only as Registered Securities. The 2044 Notes shall be issuable as Registered Global Securities.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2044 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2044 Notes in definitive form.

18.	Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2044 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2044 Notes.

19.	Events of Default; Covenants. There shall be no deletions from or modifications or additions to the Events of Default set forth in Section 5.1 of the Indenture with respect to the 2044 Notes. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2044 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2044 Notes remain outstanding, it shall not, nor shall it permit any Consolidated Subsidiary to, create or assume any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien (“liens”) of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Consolidated Subsidiary without equally and ratably securing the 2044 Notes by a lien ranking equally to and ratably with (or, at the option of the Issuer, senior to) such secured Indebtedness, except that the foregoing restriction shall not apply to (a) liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary; (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Consolidated Subsidiary, or liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by the Issuer or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later), which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; (c) liens on any assets securing indebtedness owed by any Consolidated Subsidiary to the Issuer or another wholly owned Subsidiary; (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary; (e) liens on any assets of the Issuer or a Consolidated Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction) of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financing); (f) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien referred to in the foregoing clauses (a) to (e), inclusive; (g) liens imposed by law, such as mechanics’, workmen’s, repairmen’s, materialmen’s, carriers’, warehousemen’s, vendors’ or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens; (h) pledges, liens or deposits under worker’s compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business; (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Consolidated Subsidiary with respect to which the Issuer or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 15 days of the date of judgment; or liens incurred by the Issuer or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Consolidated Subsidiary is a party; (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord’s liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Consolidated Subsidiary or the value of such assets for the purposes thereof; (k) liens relating to accounts receivable of the Issuer or any of its Subsidiaries which have been sold, assigned or otherwise transferred to another Person in a transaction classified as a sale of accounts receivable in accordance with accounting principles generally accepted in the United States of America (to the extent the sale by the Issuer or the applicable Subsidiary is deemed to give rise to a lien in favor of the purchaser thereof in such accounts receivable or the proceeds thereof); or (l) liens on any assets of the Issuer or any of its Subsidiaries (including Receivables Subsidiaries) incurred in connection with a Qualified Receivables Transaction. Notwithstanding the above, the Issuer or any Consolidated Subsidiary may, without securing the 2044 Notes, create or assume any Indebtedness which is secured by a lien which would otherwise be subject to the foregoing restrictions, provided that at the time of such creation or assumption, after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

Limitation on Sale and Lease-Back Transactions. The Issuer covenants that, so long as any of the 2044 Notes remain outstanding, the Issuer will not, nor shall the Issuer permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any sale and lease-back transaction involving a lease for a term of not more than three years, unless either (a) the Issuer or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased in an amount at least equal to the Attributable Debt in respect of such transaction without equally and ratably securing the 2044 Notes pursuant to clauses (a) through (k) inclusive of the covenant with respect to “Limitation on Liens” above, or (b) the proceeds of the sale of the assets to be leased are at least equal to their fair market value (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of real property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or mandatory redemption provision) of indebtedness. The foregoing limitation shall not apply, if at the time the Issuer or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of the total assets of the Issuer and its Subsidiaries on a consolidated basis, determined in accordance with accounting principles generally accepted in the United States of America.

The term “Attributable Debt” in connection with a sale and lease-back transaction shall mean, as of the date of determination, the lesser of (a) the fair value of the assets subject to such transaction, as determined by the Board of Directors of the Issuer, or (b) the present value (discounted at the rate of interest set forth in or implicit in the terms of such lease or, if it is not practicable to determine such rate, the weighted average interest rate per annum borne by all series of Securities then Outstanding and subject to the “Limitation on Sale and Lease-Back Transactions” covenant above compounded semi-annually, in either case as determined by the principal accounting or financial officer of the Issuer) of the obligations of the Issuer or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

The term “Consolidated Subsidiary” shall mean any Subsidiary substantially all the property of which is located, and substantially all the operations of which are conducted, in the United States of America whose financial statements are consolidated with those of the Issuer in accordance with accounting principles generally accepted in the United States of America.

The term “Exempted Debt” shall mean the sum of the following as of the date of determination: (i) Indebtedness of the Issuer and its Consolidated Subsidiaries incurred after the date of issuance of the Notes and secured by liens not permitted to be created or assumed pursuant to the covenant with respect to “Limitation on Liens” above, and (ii) Attributable Debt of the Issuer and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of issuance of the Notes, other than leases expressly permitted by the covenant with respect to “Limitation on Sale and Lease-Back Transactions” above.

The term “Indebtedness” shall mean all items classified as indebtedness on the most recently available consolidated balance sheet of the Issuer and its Consolidated Subsidiaries, in accordance with accounting principles generally accepted in the United States of America.

The term “net rental payments” under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

The term “Qualified Receivables Transaction” shall mean any transaction or series of transactions entered into by the Issuer or any of its Subsidiaries pursuant to which the Issuer or any of its Subsidiaries sells, conveys or otherwise transfers to (i) a Receivables Subsidiary (in the case of a transfer by the Issuer or any of its Subsidiaries) and (ii) any other Person (in the case of a transfer by a Receivables Subsidiary), or grants a security interest in, any accounts receivable (whether now existing or arising in the future) or inventory of the Issuer or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable or inventory, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable or inventory.

The term “Receivables Subsidiary” shall mean a Subsidiary of the Issuer which engages in no activities other than in connection with the financing of accounts receivable or inventory (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Issuer or any Subsidiary of the Issuer (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction), (ii) is recourse or obligates the Issuer or any Subsidiary of the Issuer in any way other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction or (iii) subjects any property or asset of the Issuer or any Subsidiary of the Issuer (other than accounts receivable or inventory and related assets as provided in the definition of “Qualified Receivables Transaction”), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction, (b) with which neither the Issuer nor any Subsidiary of Issuer has any material contract, agreement, arrangement or understanding other than on terms customary for securitization of receivables or inventory and (c) with which neither the Issuer nor any Subsidiary of the Issuer has any obligations to maintain or preserve such Subsidiary’s financial condition or cause such Subsidiary to achieve certain levels of operating results.

20.	Conversion and Exchange. The 2044 Notes shall not be convertible into or exchangeable for any other security.

21.	Additional Issues. The Issuer may, without notice to or the consent of the holders of the 2044 Notes, create and issue additional notes with the same terms as the 2044 Notes in all respects, except for the issue date, the public offering price and, under certain circumstances, the first interest payment date. Such additional notes shall be consolidated and form a single series with the 2044 Notes.

22.	Other Terms. The 2044 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2044 Notes attached hereto as Annex E-1. In case of any conflict between this Annex E and the 2044 Notes, the form of the 2044 Notes shall control.

Capitalized terms used but not otherwise defined in this Annex E shall have the respective meanings ascribed to such terms in the Indenture.

ANNEX E-1

[FORM OF 2044 NOTE]

REGISTERED	REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS REGISTERED GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

No. R – A1	CUSIP NO. 581557 BC8 ISIN NO. US581557BC84

McKESSON CORPORATION

4.883% NOTES DUE MARCH 15, 2044

McKesson Corporation, a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [        ] Dollars ($[        ]) on March 15, 2044 and to pay interest on said principal sum from March 10, 2014, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 (each such date, an “Interest Payment Date”) of each year commencing on September 15, 2014 at the rate of 4.883% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year comprised of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding March 1 and September 1 prior to such Interest Payment Date, as applicable. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such record date and may be paid to the person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given by mail by or on behalf of the Issuer to the registered holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the

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Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the person entitled thereto at such address as shall appear in the registry books of the Issuer; provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

McKESSON CORPORATION

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Trustee

By:
Authorized Signatory

Dated:

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[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of securities (the “Securities”) of the Issuer designated as its 4.883% Notes due March 15, 2044 (the “Notes”). The Securities are all issued or to be issued under and pursuant to an Indenture, dated as of December 4, 2012 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the holders of the Securities and the terms upon which the Notes are to be authenticated and delivered. The terms of individual series of Securities may vary with respect to interest rate or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the holder surrendering the same.

Except as set forth below, this Note is not redeemable and is not entitled to the benefit of a sinking fund or any analogous provision.

The Notes may be redeemed, in whole, at any time, or in part, from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of their principal amount and, unless the Notes are redeemed on or after September 15, 2043, (ii) an amount, as determined by the Quotation Agent, equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or a higher integral multiple of $1,000. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date. Holders of the Notes will receive written notice thereof at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or another method the Trustee deems to be fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Trustee is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

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“Reference Treasury Dealer” means (i) Goldman, Sachs & Co. and Merrill, Lynch, Pierce, Fenner & Smith Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee and confirmed by the Issuer in an Officer’s Certificate, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, holders of the Notes will have the right to require the Issuer to repurchase all or any part (in integral multiples of $1,000 original principal amount) of their Notes pursuant to the offer described below (the “Change of Control Offer”); provided that the principal amount of any Note remaining outstanding after a repurchase in part shall be $2,000 or a higher integral multiple of $1,000. In the Change of Control Offer, the Issuer will be required to offer payment in cash equal to 101% of the then outstanding aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Issuer will be required to mail a notice to holders (with a copy to the Trustee and the paying agent (if other than the Trustee)) of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described herein and in such notice. The Issuer must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Issuer will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

The paying agent will promptly mail (or, in the case of notes held in book-entry form, transmit electronically) to each holder of the Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 thereafter.

Notwithstanding the foregoing, the Issuer will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Offer made by the Issuer and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Issuer will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

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On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to (i) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; (ii) deposit with the paying agent no later than 11:00 a.m. New York City time an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and (iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries taken as a whole to any Person other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Issuer’s voting stock; or (3) the first day on which a majority of the members of the Issuer’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (i) the Issuer becomes a wholly owned subsidiary of a holding company and (ii) the holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Issuer’s voting stock immediately prior to that transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Issuer who (1) was a member of such Board of Directors on the date of original issue of this Security; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Issuer’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

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“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the notes or fails to make a rating of the notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Senior Securities or Subordinated Securities, as the case may be, of all series issued under such Indenture then outstanding and affected (each voting as one class), to add any provisions to, or change in any manner, eliminate or waive any of the provisions of, such Indenture or modify in any manner the rights of the holders of the Securities or Coupons so affected; provided that the Issuer and the Trustee, may not, without the consent of the holder of each Outstanding Security affected thereby, (i) extend the final maturity of the principal of any Security or reduce the principal amount thereof or premium thereon, if any, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or change the currency in which the principal thereof (other than as otherwise may be provided with respect to such series), premium, if any, or interest thereon is payable or reduce the amount of the principal of any Original Issue Discount Security that is payable upon acceleration or provable in bankruptcy, or in the case of Subordinated Securities of any series, modify any of the subordination provisions or the definition of “Senior Indebtedness” relating to such series in a manner adverse to the holders of such Subordinated Securities, or alter certain provisions of the Indenture relating to Securities not denominated in Dollars or the Judgment Currency of such Securities or impair or affect the right of any Securityholder to institute suit for the enforcement of any payment thereof when due or, if the Securities provide therefor, any right of repayment at the option of the Securityholder or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under the Indenture, the consent of the holders of which is required for any such modification. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, the holders of a majority in aggregate principal amount Outstanding of the Securities of each such series, each such series voting as a separate class (or, of all Securities, as the case may be voting as a single class) may under certain circumstances waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul a declaration of default and its consequences, but no such waiver or rescission and annulment shall extend to or affect any subsequent default or shall impair any right consequent thereto. The preceding sentence shall not, however, apply to a default in the payment of the principal of or interest on any of the Securities.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in Minneapolis, Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form

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satisfactory to the Issuer and the Trustee duly executed by, the holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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